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                                                                   Exhibit 10.74

                             AMENDMENT NO. 1 TO THE
                         GIRBAUD DISTRIBUTION AGREEMENT
                                     CANADA

This is Amendment No. 1 to the Girbaud Distribution Agreement (the "Agreement") dated as of the 15th day of May, 2000 by and between Western Glove Works ("Distributor"), a partnership having its offices at 555 Logan Avenue, Winnipeg, Manitoba, Canada R3A 0S4, and I.C. ISAACS AND COMPANY, L.P. ("ICI"), a limited partnership organized and existing under the laws of Delaware having its offices at 3840 Bank Street, Baltimore, Maryland 21224-2522 and 350 Fifth Avenue, Suite 1029, New York 10118. Defined terms used herein shall have the meaning ascribed to them in the Agreement. This Amendment is entered into as of June 15, 2000.

For good and adequate consideration in connection with the execution by ICI of the Agreement contemporaneously herewith, the parties hereby amend the Agreement as follows:

Section 5.4, Target Minimum Sales, of the Agreement is hereby amended by inserting the following language at the end of the Section after the existing text of the Section:

         The Minimum Sales set forth above shall be apportioned between Men's Products and Women's Products during each year, as follows, so that at least the minimum number of Net Sales of Women's and Men's Products set forth below are required to be made by Distributor during the relevant year:

         WOMEN'S TARGET MINIMUM SALES (IN CANADIAN DOLLARS)

                - First year -  2001                     $ 160,000
                Assuming renewal after 2001
                - Second year -  2002                    $ 200,000
                - Third year -  2003                     $ 300,000
                - Fourth year -  2004                    $ 500,000
                - Any year thereafter
                (provided the Agreement
                remains in place)                        10% of US Net Sales of
                                                         Women's Products
                                                         of the previous
                                                         calendar year.


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         MEN'S TARGET MINIMUM SALES (IN CANADIAN DOLLARS)

                - First year - 2001                  $1,440,000
                Assuming renewal after 2001
                - Second year - 2002                 $1,800,000
                - Third year - 2003                  $2,700,000
                - Fourth year - 2004                 $4,500,000
                - Any year thereafter
                (provided the Agreement
                remains in place)                    10% of the US Net Sales of
                                                     Men's Products of the
                                                     previous calendar
                                                     year.

        Based on this, the Minimum Royalties to be paid by Distributor shall be as follows (in Canadian Dollars):

                For Men's Products:

                - First year -  2001:                $ 90,250
                - Second year - 2002:                $112,500
                - Third year -  2003:                $168,750
                - Fourth - 2004:                     $281,250
                - Any year thereafter
                (provided the
                Agreement remains in place):         6.25% of 10% of the US Net
                                                     Sales of Men's Products of
                                                     the previous calendar year.

                For Women's Products:

                - First year - 2001:                 $10,000
                - Second year -  2002:               $12,500
                - Third year - 2003:                 $18,750
                - Fourth year - 2004:                $31,250
                - Any year thereafter
                (provided the Distribution
                Agreement remains in place):         6.25% of 10% of the US
                                                     Net Sales of Women's
                                                     Products of the
                                                     previous calendar year.

Except as set forth above, the Agreement remains in effect without changes.

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         IN WITNESS WHEREOF, the parties have executed, by their respective duly authorized officers and intending to be legally bound, this Amendment No. 1 to the Agreement as of the day and year first above written.

WESTERN GLOVE WORKS             I.C. ISAACS AND COMPANY, L.P.

                                By:  /s/ ROBERT J. ARNOT
                                   --------------------------------------------
                                     Chairman and CEO of I.C. Isaacs & Company,
By:      /s/ [ILLEGIBLE]             Inc., General Partner
   --------------------------

Title:   PRESIDENT              Title:    CHAIRMAN & CEO
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